Exhibit 99.1

Momentive Files Definitive Proxy Statement in Connection with

Proposed Transaction with Zendesk

Mails Letter to Stockholders Outlining Opportunities for Value Creation as

Part of Larger, Faster-Growing Organization

Highlights New Customer Intelligence Company as Well Positioned in Global Market

with Enhanced Scale, Differentiated Product Offerings and Proven Track Records of Growth

Urges Stockholders to Vote “FOR” All Proposals Relating to the Transaction

Will Report Fourth Quarter and Fiscal Year 2021 Financial Results on February 10

SAN MATEO, Calif. – January 7, 2022 – Momentive Global (NASDAQ: MNTV), an agile experience management company (formerly SurveyMonkey), today announced that it has filed a definitive proxy statement with the U.S. Securities and Exchange Commission in connection with the Special Meeting of Stockholders (the “Special Meeting”) that has been called to approve proposals relating to the Company’s previously announced transaction with Zendesk, Inc. (NYSE: ZEN).

The Special Meeting will be held virtually via live webcast on February 25, 2022, beginning at 10:00 a.m. Pacific Time. Stockholders can virtually attend and vote at the Special Meeting by visiting www.cesonlineservices.com/mntv22_vm. To attend the Special Meeting, stockholders must pre-register at www.cesonlineservices.com/mntv22_vm by 10:00 a.m. Pacific Time on February 24, 2022.

The Momentive Board of Directors unanimously recommends that Momentive stockholders vote “FOR” all proposals relating to the proposed transaction with Zendesk.

Momentive also today announced that it will report fourth quarter and fiscal year 2021 financial results for the period ended December 31, 2021, after the market closes on Thursday, February 10, 2022. Due to the pending transaction with Zendesk, Momentive will not be holding a conference call to discuss these results.

In connection with the filing of the definitive proxy statement, Momentive will mail the following letter to stockholders:

Dear Fellow Momentive Stockholder:

In the upcoming weeks, you will be asked to make an important decision regarding the future of Momentive. On February 25th, Momentive is scheduled to hold a Special Meeting of Stockholders, where you will have the opportunity to approve our proposed combination with Zendesk. The Momentive Board of Directors undertook a comprehensive strategic review process before unanimously committing to the Zendesk transaction. Simply put, we believe the combination will maximize value for our stockholders.

The Momentive Board is unanimous in its support of the transaction with Zendesk and its recommendation that stockholders vote “FOR” the combination for the following reasons:

The Transaction Maximizes Value for Momentive Stockholders

Combining with Zendesk delivers compelling financial benefits to Momentive and its stockholders. The transaction has an exchange ratio of 0.225, which represents an over 30% premium to the unaffected one-month, six-month and one-year historical exchange ratios of Momentive and Zendesk preceding October 6, 2021. The implied consideration value in the transaction, based on the transaction exchange ratio and Zendesk’s share price on January 3, 2022, represents an approximate 19% premium to Momentive’s unaffected 30-day volume weighted average price (VWAP).

The combination of Momentive and Zendesk provides Momentive stockholders, who will own approximately 22% of the combined company, with significantly higher value potential than Momentive as an independent company. As supported by discounted cash flow (“DCF”) analyses undertaken by Momentive’s independent financial advisors, including the value of synergies, the implied value of the consideration is estimated to be in the mid-$30s per share. This value represents a material premium to Momentive’s standalone DCF valuation.

With Zendesk, Momentive stockholders will have the opportunity to participate in the upside potential and synergies of a larger, faster growing company. Zendesk and Momentive expect to drive value creation across three primary categories of revenue synergies: (1) selling Momentive products through the global Zendesk sales channel, which is six times larger than Momentive’s existing North American-centric sales force; (2) expanding the suite of capabilities available to customers by integrating products across our joint platforms; and (3) selling Zendesk products into Momentive’s customer base. Importantly, Zendesk has a proven track record of delivering sustainable growth, driving strong adoption in Enterprise businesses and diversifying its go-to-market model. This experience, in addition to Zendesk’s sizeable installed base and team, will accelerate Momentive’s sales-assisted Enterprise transformation and extend our capabilities further into untapped global markets, accelerating Momentive’s overall growth.

Through these opportunities, the combined company expects to realize revenue synergies of approximately $55 million in 2023, $150 million in 2024 and $275 million in 2025.1 With expected revenue scale of $4.6 billion by 2025, the combined company will be one of the largest public SaaS companies by total revenue with an exceptional growth profile among other scaled operators. The transaction also accelerates both companies’ growth rates at greater scale and is expected to generate a 27% combined compounded annual growth rate (CAGR) from 2021 to 2025.2

Combining with Zendesk Delivers Stockholder Value by Creating

What Businesses Really Need— a New Customer Intelligence Company

At its core, this is a customer-driven combination. The transaction with Zendesk is designed to deliver stockholder value by creating a differentiated solution that gives businesses what they really need—deeper customer intelligence. For years, companies have been asking Momentive to integrate with the Zendesk platform to gain access to more data and context within a system of action. With this combination, Momentive is helping customers drive meaningful action by addressing both categories of feedback to help customers close their customer experience gaps more quickly and comprehensively. We believe that customers will see significant value in combining our two companies’ platforms, which will unlock powerful use cases for our customers across their organizations.

With a stronger, differentiated joint product platform, Zendesk and Momentive will be uniquely positioned to serve a larger global market and create enhanced value for both companies’ stockholders. Zendesk and Momentive have highly complementary customer bases and geographical reach. Together, there will be significant opportunities for joint product adoption and increased enterprise traction as part of an organization with greater scale, global enterprise sales and marketing investments, and a growing partner ecosystem. By joining forces with Zendesk, Momentive will be positioned to expand its existing base of customers to reach Zendesk’s larger, broader audience. Through this combination, Zendesk will help Momentive capitalize on significant untapped global opportunity and garner more share of a total addressable market of approximately $165 billion by 2025.3

The Momentive Board Undertook a Robust and Comprehensive Strategic Review,

Resulting in a Transaction that Delivers Significant Stockholder Value

The Momentive Board ran a comprehensive and robust strategic review process over many months. This process followed unsolicited acquisition interest in March 2021. The Momentive Board approached this process with no options off the table and was clear eyed about its obligation to maximize stockholder value.

With oversight from the Momentive Board (including a strategic committee of independent, disinterested directors), and supported by independent financial and legal advisors, Momentive engaged in discussions with 18 parties, consisting of nine potential strategic acquirors and nine financial sponsors. Each potential acquirer had ample time to consider and submit a proposal to acquire Momentive. The Momentive Board determined that the transaction with Zendesk was the most valuable path for Momentive stockholders given the ability to share in the upside of the combined company.

[1]	“Zendesk Investor Day Presentation.” November 18, 2021, Slide 97.
[2]	“Zendesk Investor Day Presentation.” November 18, 2021, Slide 98.
[3]	“Zendesk Investor Day Presentation.” November 18, 2021, Slide 96.

The decision to combine with Zendesk was the product of a thorough review of strategic alternatives, which the Board undertook for the benefit of Momentive’s stockholders. The Momentive Board is unanimous in its support of the transaction, and strongly believes in the compelling strategic and financial benefits that this transaction provides to Momentive’s stockholders.

Support Momentive’s Value Enhancing Transaction with Zendesk Today

The Momentive Board is confident that the transaction with Zendesk is the best path forward. Together, the combined company will have an enhanced profile of diversified and compelling products and the ability to accelerate growth in the near- and long-term, while creating a stronger financial profile. The two companies have highly complementary products that deliver exactly what customers need to drive value for their businesses. And the transaction is the result of a thoughtful, deliberate and highly competitive process to evaluate all opportunities to deliver value to Momentive stockholders.

Your vote is extremely important, no matter how many shares you own. Please take a moment to vote “FOR” the proposals set forth on the enclosed WHITE proxy card today – by internet, telephone toll-free or by signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

If you have any questions or need assistance voting your shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling toll-free at (877) 825-6772 (from the U.S. and Canada) or (212) 750-5833 (from other locations).

Thank you for your continued support of Momentive.

Sincerely,

The Momentive Board of Directors

About Momentive

Momentive (NASDAQ: MNTV—formerly SurveyMonkey) is a leader in agile experience management, delivering powerful, purpose-built solutions that bring together the best parts of humanity and technology to redefine AI. Momentive products, including GetFeedback, SurveyMonkey, and Momentive brand and market insights solutions, empower decision-makers at 345,000 organizations worldwide to shape exceptional experiences. More than 20 million active users rely on Momentive to fuel market insights, brand insights, employee experience, customer experience, and product experience. Ultimately, the company’s vision is to raise the bar for human experiences by amplifying individual voices. Learn more at momentive.ai.

About Zendesk

Zendesk started the customer experience revolution in 2007 by enabling any business around the world to take their customer service online. Today, Zendesk is the champion of great service everywhere for everyone, and powers billions of conversations, connecting more than 100,000 brands with hundreds of millions of customers over telephony, chat, email, messaging, social channels, communities, review sites and help centers. Zendesk products are built with love to be loved. The company was conceived in Copenhagen, Denmark, built and grown in California, taken public in New York City, and today employs more than 5,000 people across the world. Learn more at www.zendesk.com.

Forward-Looking Statements

This communication may contain forward-looking statements. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, actual results and outcomes could differ materially from the results and outcomes expressed or implied by the forward-looking statements Momentive makes.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation: the possibility that the conditions to the closing of the acquisition of Momentive by Zendesk (the “Transaction”) are not satisfied on a timely basis or at all, including the risk that required approvals from Momentive’s and Zendesk’s respective stockholders for the Transaction are not obtained; potential litigation relating to the Transaction and the resulting expense or delay; uncertainties as to the timing of the consummation of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Momentive or Zendesk to terminate the Transaction; difficulties and delays in integrating Momentive’s and Zendesk’s businesses following the Transaction; prevailing economic, market or business conditions or competition, or changes in such conditions, negatively affecting Momentive’s and Zendesk’s businesses and the business of the combined company following the Transaction; the effect of uncertainties related to the COVID-19 pandemic on U.S. and global markets, Zendesk’s or Momentive’s respective business, operations, revenue, cash flow, operating expenses, hiring, demand for their respective solutions, sales cycles, customer retention, and their respective customers’ businesses and industries; risks that the Transaction disrupts Momentive’s or Zendesk’s current plans and operations; the failure to realize anticipated synergies and other anticipated benefits of the Transaction when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; the effect of the announcement of the Transaction on the ability of Momentive or Zendesk to retain and hire key personnel; the diversion of the attention of the respective management teams of Momentive and Zendesk from their respective ongoing business operations; and risks relating to the market value of Zendesk’s common stock to be issued in the Transaction.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Zendesk’s and Momentive’s publicly filed documents, including Momentive’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, and Zendesk’s Quarterly Report on Form 10-Q for the period ended September 30, 2021.

Zendesk and Momentive caution that the foregoing list of important factors is not complete and do not undertake to update any forward-looking statements that either party may make, except as required by applicable law.

Additional Information and Where to Find It

In connection with the Transaction, Zendesk filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”) that includes a joint proxy statement of Zendesk and Momentive and that also constitutes a prospectus of Zendesk with respect to shares of Zendesk’s common stock to be issued in the Transaction (the “joint proxy statement/prospectus”). The registration statement was declared effective on January 7, 2022 and the definitive joint proxy statement/prospectus is first being mailed to Zendesk stockholders and Momentive stockholders on or about January 10, 2022. Each of Zendesk and Momentive may also file other relevant documents regarding the Transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ZENDESK AND MOMENTIVE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MOMENTIVE, ZENDESK AND THE TRANSACTION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus and other documents that are filed or will be filed with the SEC by Zendesk or Momentive through the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by Zendesk will be available free of charge by accessing Zendesk’s investor relations website at investor.zendesk.com or upon written request to Zendesk at 989 Market Street, San Francisco, California 94103. Copies of the documents filed with the SEC by Momentive will be available free of charge by accessing Momentive’s investor relations website at investor.momentive.ai or upon written request to Momentive at One Curiosity Way, San Mateo, California 94403.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Katie Miserany

Momentive Communications

pr@momentive.ai

Gary J. Fuges, CFA

Momentive Investor Relations

investors@momentive.ai